Horizon Kinetics Blockchain Development ETF
Schedule of Investments
March 31, 2025 (Unaudited)

COMMON STOCKS - 90.9%	Shares	Value
Capital Markets – 17.0%
Bakkt Holdings, Inc. (a)(b)	10,631	$92,171
Galaxy Digital Holdings Ltd. (a)(b)	41,730	439,843
MarketAxess Holdings, Inc.	1,446	312,842
OTC Markets Group, Inc. - Class A	6,216	294,949
Tradeweb Markets, Inc. - Class A	4,753	705,630
WisdomTree, Inc.	45,360	404,611
		2,250,046

Computer Services - 7.1%
CACI International, Inc. - Class A (a)	1,328	487,270
Science Applications International Corp.	4,053	455,030
		942,300

Consulting Services - 0.6%
Booz Allen Hamilton Holding Corp.	737	77,075

Data Processing-Management - 1.1%
Broadridge Financial Solutions, Inc.	589	142,809

Electric-Integrated - 3.1%
Hawaiian Electric Industries, Inc. (a)	37,480	410,406

Global Exchanges – 48.2%(d)
ASX Ltd.	11,723	475,860
Cboe Global Markets, Inc.	3,838	868,501
Deutsche Boerse AG	2,493	732,752
Euronext NV (c)	1,195	172,586
Hellenic Exchanges - Athens Stock Exchange SA	12,341	72,520
Intercontinental Exchange, Inc.	4,713	812,992
Japan Exchange Group, Inc.	50,388	514,696
London Stock Exchange Group PLC	4,194	620,379
Nasdaq, Inc.	8,822	669,237
Singapore Exchange Ltd.	61,100	607,772
TMX Group Ltd.	22,483	820,745
		6,368,040

Motion Pictures & Services - 2.1%
IG Port, Inc.	11,176	149,024
Toei Animation Co. Ltd.	6,034	125,086
		274,110

Oil Companies -Exploration & Production - 4.0%
Landbridge Co. LLC - Class A	7,272	523,148

Other Investment Pools and Funds – 5.3%
Urbana Corp. - Class A	171,346	700,028

Securities & Commodities Exchanges - 2.4%
CME Group, Inc.	1,204	319,409
TOTAL COMMON STOCKS (Cost $9,783,488)		12,007,371

TOTAL INVESTMENTS - 90.9% (Cost $9,783,488)		12,007,371
Money Market Deposit Account - 12.9% (e)(f)		1,710,718
Liabilities in Excess of Other Assets - (3.8)%		(502,046)
TOTAL NET ASSETS - 100.0%		$13,216,043
two		–%
Percentages are stated as a percent of net assets.		–%

PLC - Public Limited Company

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of March 31, 2025. The total market value of these securities was $449,010 which represented 3.4% of net assets.
(c)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2025, the value of these securities total $172,586 or 1.3% of the Fund’s net assets.

(d)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(e)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of March 31, 2025 was 4.24%.

(f)	All or a portion of security has been pledged as collateral. The total value of assets committed as collateral as of March 31, 2025 is $510,949 which represented 3.9% of net assets.

Summary of Fair Value Disclosure as of March 31, 2025 (Unaudited)

Horizon Kinetics Blockchain Development ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$11,307,344	$700,027	$–	$12,007,371
Total Investments	$11,307,344	$700,027	$–	$12,007,371

Refer to the Schedule of Investments for further disaggregation of investment categories.

Allocation of Portfolio Holdings by Country as of March 31, 2025
(% of Net Assets)
United States	$7,015,923	53.2%
Canada	1,520,773	11.5
Japan	788,806	6.0
Germany	732,752	5.5
United Kingdom	620,379	4.7
Singapore	607,772	4.6
Australia	475,860	3.6
Netherlands	172,586	1.3
Greece	72,520	0.5
Other Assets in Excess of Other Assets	1,208,672	9.1
	$13,216,043	100.0%